UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  August 8, 2003

GRAPHIC PACKAGING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13182	58-2205241
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

814 Livingston Court
Marietta, Georgia 30067
(Address of principal executive offices)
(Zip Code)

(770) 644-3000
(Registrant’s telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On August 8, 2003, pursuant to the Agreement and Plan of Merger, dated as of March 25, 2003, as amended (the “Merger Agreement”), by and among Riverwood Holding, Inc., which has been renamed Graphic Packaging Corporation, a Delaware corporation (“Registrant”), Riverwood Acquisition Sub LLC, formerly a Delaware limited liability company and a wholly-owned subsidiary of Registrant (“Merger Sub”), and the corporation formerly known as Graphic Packaging International Corporation, formerly a Colorado corporation (“GPIC”), GPIC was merged with and into Merger Sub, with Merger Sub as the surviving company (the “Merger”).  After the Merger, (i) the corporation formerly known as RIC Holding, Inc., formerly a Delaware corporation and a wholly-owned subsidiary of Registrant, was merged with and into Graphic Packaging Holdings, Inc., a Colorado corporation and a wholly-owned subsidiary of GPIC, which was renamed GPI Holding, Inc., (ii) the corporation formerly known as Graphic Packaging Corporation, formerly a Delaware corporation and an indirect, wholly-owned subsidiary of GPIC, was merged with and into Riverwood International Corporation, a Delaware corporation and an indirect, wholly-owned subsidiary of Registrant, which was renamed Graphic Packaging International, Inc., and (iii) Merger Sub was merged with and into Registrant, with Registrant as the surviving corporation.  The Merger Agreement was approved by the respective boards of directors of Registrant and GPIC, as well as by the stockholders of Registrant, on March 24, 2003 and was approved by the stockholders of GPIC at a special meeting held on August 7, 2003.

Prior to consummation of the Merger, Registrant effected a 15.21-to-one stock split.  Upon completion of the Merger, each outstanding share of GPIC common stock, par value $0.01 per share (the “GPIC Common Stock”), and associated GPIC stockholder were converted into the right to receive one share of Registrant’s common stock, par value $0.01 per share (the “Common Stock”), and associated stockholder rights (the “Purchase Rights”) to purchase preferred stock issued pursuant to the Rights Agreement, dated as of August 7, 2003 (the “Rights Agreement”), between Registrant and Wells Fargo Bank Minnesota, National Association, as Rights Agent.

The issuance of the Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to Registrant’s Registration Statement on Form S-4 which was declared effective by the Securities and Exchange Commission (the “SEC”) on July 17, 2003 (Registration No. 333-104928) (the “Registration Statement”). The proxy statement/prospectus of GPIC and Registrant included in the Registration Statement contains additional information about the Merger, the related transactions and the nature of any material relationships between Registrant and GPIC.

The GPIC Common Stock had been registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “GPK”.  GPIC filed a Form 15 on August 11, 2003 with the SEC to suspend its duty to file reports pursuant to Sections 13 and 15(d) of the Exchange Act in respect of the GPIC Common Stock.

Registrant has filed registration statements on Form 8-A which registered the Common Stock and Purchase Rights under the Exchange Act.  The Common Stock is now trading on the NYSE under the symbol “GPK”.  In addition, pursuant to Rule 12g-3 under the Exchange Act, the Common Stock and the Purchase Rights of Registrant, as successor issuer to GPIC, are deemed registered under Section 12(b) of the Exchange Act.

Copies of the Merger Agreement and Amendment No. 1 to the Merger Agreement, listed in Item 7(c) hereto as Exhibit 2.1 and 2.2, respectively, are incorporated herein by reference.  On August 8, 2003, Registrant issued a press release announcing the completion of the Merger.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing descriptions are qualified in their entirety by reference to the Registration Statement and the full text of the exhibits attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

                Audited consolidated financial statements of GPIC at December 31, 2002 and 2001 and for the years ended December 31, 2002, 2001 and 2000 were previously filed with the SEC as part of the Registration Statement and are incorporated herein by reference.

Interim unaudited condensed consolidated financial statements of GPIC at June 30, 2003 and for the three and six months ended June 30, 2003 and 2002 were previously filed with the SEC as part of GPIC’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 and are incorporated herein by reference.

(b)  Pro Forma Financial Information.

                Pro forma financial information for the six months ended June 30, 2003 required to be filed as part of this report will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after this Current Report is required to be filed.

(c)  Exhibits.

Exhibit 2.1

Agreement and Plan of Merger, dated as of March 25, 2003, among Registrant, Merger Sub and GPIC. Attached as Annex A to the proxy statement/prospectus which forms a part of the Registration Statement on Form S-4 (Registration No. 333-104928) of Registrant and incorporated herein by reference.

Exhibit 2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of July 11, 2003, among Registrant, Merger Sub and GPIC. Attached as Annex A to the proxy statement/prospectus which forms a part of the Registration Statement on Form S-4 (Registration No. 333-104928) of Registrant and incorporated herein by reference.

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP (for GPIC’s financial statements).

Exhibit 99.1	Press release of Registrant, dated August 8, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHIC PACKAGING CORPORATION
(Registrant)

Date: August 18, 2003
	By:	/s/ EDWARD W. STROETZ, JR.
Name: Edward W. Stroetz, Jr.
Title: Acting General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
Exhibit 2.1

Agreement and Plan of Merger, dated as of March 25, 2003, among Registrant, Merger Sub and GPIC.  Attached as Annex A to the proxy statement/prospectus which forms a part of the Registration Statement on Form S-4 (Registration No. 333-104928) of Registrant and incorporated herein by reference.

Exhibit 2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of July 11, 2003, among Registrant, Merger Sub and GPIC. Attached as Annex A to the proxy statement/prospectus which forms a part of the Registration Statement on Form S-4 (Registration No. 333-104928) of Registrant and incorporated herein by reference.

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP (for GPIC’s financial statements).

Exhibit 99.1	Press release of Registrant, dated August 8, 2003.